Exhibit 10.20

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

This First Amendment (this “Amendment”) to the Employment Agreement by and between Rockwater Energy Solutions, LLC (f/k/a Rockwater Energy Solutions, Inc., “Rockwater”) and Holli Ladhani (formerly Holli Nichols) (“Executive”), dated June 1, 2011 (the “Employment Agreement”),  is hereby entered into by Rockwater,  Select Energy Services, LLC, a Delaware limited liability company (the “Company”), and Executive, effective as of February 21, 2020 (the “Effective Date”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Employment Agreement.

WHEREAS, the Company desires to amend the Employment Agreement on the terms set forth herein to ensure the Employment Agreement terms are consistent with the Company’s goals and retention efforts.

NOW, THEREFORE, in consideration of the foregoing,  effective as of the Effective Date, the Employment Agreement is hereby amended as follows:

1. Rockwater hereby assigns the Employment Agreement to the Company. All references within the Employment Agreement to the “Company” shall be deemed to refer to Select Energy Services, LLC.
2. Section 7.1(b)(iii)(B) is hereby amended in its entirety to read as follows:

(B)the Company shall pay to Executive an amount equal to the Severance Multiple times the sum of (i) Executive’s Base Salary as of the Date of Termination and (ii) an amount equal to the target Annual Bonus for the year in which such termination occurs, which aggregate amount shall be paid in a lump sum payment on the date that is 60 days after the Date of Termination occurs; and

3. Except as expressly amended hereby, the Employment Agreement shall remain in full force and effect and is specifically ratified and reaffirmed.
4. This Amendment is entered into under, and shall be governed for all purposes by, the laws of the State of Texas, without regard to conflicts of laws principles thereof.

5. This Amendment may be executed in any number of counterparts, including by electronic mail or facsimile, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a copy hereof containing multiple signature pages, each signed by one party, but together signed by both parties hereto.

[Remainder of Page Intentionally Blank;

Signature Page Follows]

IN WITNESS WHEREOF,  Executive,  Rockwater and the Company each have caused this Amendment to be executed and effective as of the Effective Date.

EXECUTIVE:

_/s/ Holli Ladhani________________________

Holli Ladhani

ROCKWATER ENERGY SOLUTIONS, LLC

By:  /s/ Nick Swyka_________________________

Name: Nick Swyka

Title: Chief Financial Officer and Senior Vice President

SELECT ENERGY SERVICES, LLC

By:   /s/ Nick Swyka_________________________

Name: Nick Swyka

Title: Chief Financial Officer and Senior Vice President

Signature Page to

First Amendment to

Employment Agreement